Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                       June 1, 2002 through June 30, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers):
      American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty
      Management LLC (01-10410), Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of June 1, 2002 through June 30, 2002, is un-audited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. On May 28, 2002 the Debtor's facility known as Calexico was placed in receivership. Although in receivership the bank has not foreclosed on the underlying mortgage, therefore the real estate remains on the books at net book value.


                     Unaudited - Subject to Material Change

5. During the month of June American Tissue Inc. completed the sale of substantially all the assets of its Debtor subsidiaries American Tissue Mills of New York Inc., American Tissue Mills of Oregon, Inc. and Grand LLC. along with certain other assets for $33,000,000.

6. Subsequent to the filing of the American Tissue Inc. MOR for the period from June 1, 2002 through June 30, 2002, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR for the period from June 1, 2002 through June 30, 2002 will be filed with the court at a later date after all adjustments are identified and finalized.

7. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending May 31,
      2002):

                                                                   ($000s)
                                                                   -------
          Notes Payable (Bank Group Line of Credit @ 6/30/02)     $103,693
          Accounts Payable - Trade                                 102,515
          Accrued Expenses                                          23,979
          Accrued Fringes                                            9,151
          Senior Secured Notes payable                             159,533
          Other Long Term Liabilities                               11,301
          Mortgage Loans Payable                                    19,454
          Capitalized Lease Obligations                              1,134
                                                                  --------
          TOTAL                                                   $430,760
                                                                  ========


                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                            Monthly Operating Report
            File with Court and submit copy to United States Trustee
                        within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

========================================================================================================================
                                                                                               Document      Explanation
REQUIRED DOCUMENTS                                                           Form No.          Attached       Attached
========================================================================================================================
Schedule of Cash Receipts and Disbursements                                MOR - 1                 X
------------------------------------------------------------------------------------------------------------------------
    Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR - 1 (CON'T)
------------------------------------------------------------------------------------------------------------------------
    Copies of Bank Statements                                                                      X
------------------------------------------------------------------------------------------------------------------------
    Cash disbursements journals
------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                    MOR - 2                 X
------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                              MOR - 3                 X
------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                               MOR - 4                 X
------------------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------
    Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                       MOR - 4                 X
------------------------------------------------------------------------------------------------------------------------
    Listing of aged accounts payable
------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                               MOR - 5                 X
------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                       MOR - 5                 X
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



-----------------------------------------                        ---------------
Signature of Debtor                                              Date



-----------------------------------------                        ---------------
Signature of Joint Debtor                                        Date



-----------------------------------------                        ---------------
Signature of Authorized Individual*                              Date



-----------------------------------------       --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                   Schedule of Cash Receipts and Disbursements

====================================================================================================================================
                                                                                                                   Cumulative Filing
                                                                           Prior Months -       Current Month          to Date
                                                                            Cumulative             Actual              Actual
====================================================================================================================================
Cash - Beginning of Month (1)                                             $    654,000.00      $ 11,326,586.19      $    654,000.00
====================================================================================================================================

====================================================================================================================================
Receipts (2)
------------------------------------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                                                   $103,833,366.70      $  1,663,733.66      $105,497,100.36
------------------------------------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                                                   1,077,948.48                   --         1,077,948.48
------------------------------------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                                                 1,145,770.30             4,261.00         1,150,031.30
------------------------------------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                                                   2,023,687.57            57,684.43         2,081,372.00
------------------------------------------------------------------------------------------------------------------------------------
Greenwich Trade Cash Receipts                                                   90,000.00                   --            90,000.00
------------------------------------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                                               60,000.00                   --            60,000.00
------------------------------------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                                                      5,511,279.89           152,336.51         5,663,616.40
------------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                                           1,750,675.53           302,068.00         2,052,743.53
------------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                                           16,879,228.05           618,157.00        17,497,385.05
------------------------------------------------------------------------------------------------------------------------------------
Net Proceeds from Sale of Assets                                            30,123,180.56        33,171,324.18        63,294,504.74
------------------------------------------------------------------------------------------------------------------------------------
   Total Receipts                                                         $162,495,137.08      $ 35,969,564.78      $198,464,701.86
====================================================================================================================================

====================================================================================================================================
Disbursements
------------------------------------------------------------------------------------------------------------------------------------
Payroll related                                                           $ 32,156,539.03      $    537,257.00      $ 32,693,796.03
------------------------------------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                                                  19,233,757.77                   --        19,233,757.77
------------------------------------------------------------------------------------------------------------------------------------
Utilities                                                                    4,656,250.67            84,439.00         4,740,689.67
------------------------------------------------------------------------------------------------------------------------------------
Freight                                                                     11,331,583.45            35,083.00        11,366,666.45
------------------------------------------------------------------------------------------------------------------------------------
Equipment Leases / Rent                                                      4,228,089.93                   --         4,228,089.93
------------------------------------------------------------------------------------------------------------------------------------
Mortgages                                                                      484,537.74                   --           484,537.74
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                    3,989,482.89         1,505,337.23         5,494,820.12
------------------------------------------------------------------------------------------------------------------------------------
SG&A                                                                         7,855,782.91            83,183.00         7,938,965.91
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                           11,669,207.54         1,235,321.00        12,904,528.54
------------------------------------------------------------------------------------------------------------------------------------
Property Taxes and other Closing Costs                                       8,827,843.28        14,351,998.21        23,179,841.49
------------------------------------------------------------------------------------------------------------------------------------
Net Payment to  Senior Secured Bondholders                                   9,603,316.00         8,175,834.80        17,779,150.80
------------------------------------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit                               37,786,159.68           961,443.78        38,747,603.46
------------------------------------------------------------------------------------------------------------------------------------
   Total Disbursements                                                    $151,822,550.89      $ 26,969,897.02      $178,792,447.91
====================================================================================================================================

====================================================================================================================================
Net Cash Flow                                                             $ 10,672,586.19      $  8,999,667.76      $ 19,672,253.95
====================================================================================================================================

====================================================================================================================================
Cash - End of Month                                                       $ 11,326,586.19      $ 20,326,253.95      $ 20,326,253.95
====================================================================================================================================

====================================================================================================================================
Disbursements for Calculating  U.S. Trustee Quarterly Fees (From Current Month Column)
====================================================================================================================================
Total Disbursements                                                                                                 $ 26,969,897.02
------------------------------------------------------------------------------------------------------------------------------------
     Less: Transfers to Debtor In Possession Accounts                                                                            --
------------------------------------------------------------------------------------------------------------------------------------
     Plus: Estate Disbursements Made by Outside Sources                                                                          --
====================================================================================================================================
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                                     $ 26,969,897.02
====================================================================================================================================

Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 2 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                 Schedule of Cash Disbursements by Debtor Entity

=========================================================================================================================
                                                                    Prior Months -     Current Month    Cumulative Filing
                                                        Case #       Cumulative           Actual             To Date
=========================================================================================================================
=========================================================================================================================
Entity:
-------------------------------------------------------------------------------------------------------------------------
American Tissue Inc                                    01-10370    $            --    $            --    $            --
-------------------------------------------------------------------------------------------------------------------------
American Tissue Corp                                   01-10372     113,346,989.65      26,069,423.81     139,416,413.46
-------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.                  01-10375       1,654,182.33               --         1,654,182.33
-------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC                    01-10377      16,473,910.65         170,449.00      16,644,359.65
-------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc            01-10380         491,336.00           6,486.00         497,822.00
-------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Tennessee LLC                 01-10382       3,059,118.30                 --       3,059,118.30
-------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.               01-10386                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.                01-10389         507,935.00         712,533.21       1,220,468.21
-------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC                 01-10390         277,600.00           1,301.00         278,901.00
-------------------------------------------------------------------------------------------------------------------------
American Cellulose Mills Corp.                         01-10391       1,680,038.00           9,704.00       1,689,742.00
-------------------------------------------------------------------------------------------------------------------------
Saratoga Realty LLC                                    01-10392          70,191.00                 --          70,191.00
-------------------------------------------------------------------------------------------------------------------------
Tagsons Papers, Inc.                                   01-10393                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Calexico Tissue Company LLC                            01-10394         186,062.68                 --         186,062.68
-------------------------------------------------------------------------------------------------------------------------
Unique Financing LLC                                   01-10395                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Coram Realty LLC                                       01-10396                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Hydro of America LLC                                   01-10398                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Engineers Road, LLC                                    01-10399                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Landfill of America LLC                                01-10402                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Gilpin Realty Corp.                                    01-10403                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Paper of America LLC                                   01-10405                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Grand LLC                                              01-10406         218,284.00                 --         218,284.00
-------------------------------------------------------------------------------------------------------------------------
Pulp of America                                        01-10407                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Markwood LLC                                           01-10408                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Railway of America LLC                                 01-10409                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
100 Realty Management LLC                              01-10410                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
American Tissue - New Hampshire Electric Inc.          01-10412                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                             01-10415                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------
Pulp & Paper of America LLC                            01-10416      13,856,903.28                 --      13,856,903.28
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                                  -------------------------------------------------------
          Total Disbursements by Entity                            $151,822,550.89    $ 26,969,897.02    $178,792,447.91
                                                                  =======================================================


                                  Page 2 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                             Bank Reconciliation (1)

================================================================================
                                                 Bank Accounts
================================================================================
Balance Per Books                $   --       $   --       $   --       $   --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Balance                         --           --           --           --
--------------------------------------------------------------------------------
Plus: Deposits In Transit            --           --           --           --
--------------------------------------------------------------------------------
Less: Outstanding Checks             --           --           --           --
--------------------------------------------------------------------------------
Other                                --           --           --           --
--------------------------------------------------------------------------------
Adjusted Bank Balance            $   --       $   --       $   --       $   --
================================================================================

Notes:

(1)   See attached copies of all DIP Bank Statements.


Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 4 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                       Statement of Operations (in 000's)

NET SALES:
     Outside                                                           $    829
     Rental Income                                                           10
                                                                       --------
                                                                            839
                                                                       --------
COST OF SALES:
     Outside                                                              3,314
                                                                       --------

GROSS PROFIT / (LOSS)                                                    (2,475)

SG&A EXPENSES:
     Freight                                                                 35
     Customs & Commissions                                                   35
     Selling & Marketing                                                     --
     Administrative                                                         808
                                                                       --------
                                                                            878
                                                                       --------

OPERATING PROFIT / (LOSS)                                                (3,353)

Restructuring Charges                                                     1,280
Loss on Sale of Assets (2)                                               36,599
Interest Expense (1)                                                        615

                                                                       --------
NET PROFIT / (LOSS)                                                    $(41,847)
                                                                       ========


Notes:

(1)   Assumes no interest payments to Senior Secured Note Holders.

(2) Represents the net loss on sale of the assets of American Tissue Mills of New York, Inc., American Tissue Mills of Oregon, and Grand LLC.


                                  Page 5 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                     Balance Sheet as of 6/30/02 (in 000's)

ASSETS
  Current Assets:
      Cash and cash equivalents                                       $   1,156
      Segregated Cash (1)                                                19,170
      Accounts Receivable, net of allowance                              12,344
      Inventories
           Raw Materials                                                     --
           Supplies Inventory                                                --
           Work-in-process                                                   --
           Finished goods                                                   188
                                                                      ---------
             Total Inventories                                              188

      Prepaid expenses and other current assets                           1,519
                                                                      ---------
             Total Current Assets                                        34,377

  Property Plant & Equipment
           Machinery and Equipment                                      106,350
           Building and Building Improvements                            12,992
           Leasehold Improvements                                         3,321
           Land                                                           2,994
           Construction in Progress                                      15,664
                                                                      ---------
             Total Property, Plant and Equipment                        141,321
           Less: Accumulated Depreciation                               (39,772)
                                                                      ---------
             Property, Plant & Equipment, net (2)                       101,549

  Due from Related Parties, net
      Affiliated Entities                                                31,693
             Inventory / Mexico                                           5,774
      Beneficial Stockholders                                             1,166
           Reserve for Due from Related Parties                         (38,633)
                                                                      ---------
  Due from Related Parties, net (3)                                          --

  Deferred Costs, net
      Total Deferred Costs                                               12,402
      Less: Accumulated Amortization                                     (6,176)
                                                                      ---------
             Total Deferred Costs, net                                    6,226

  Other Assets                                                               27
                                                                      ---------
              Total Assets                                            $ 142,179
                                                                      =========

Notes:

(1) Segregated cash includes $9,598 excess Cascades proceeds, $3,273 excess PPA sales proceeds, funds placed in trust for PPA human resource claims of $708 and $474 of disputed items in connection with the Cascades sale..

(2) Although the Calexico facility is in receivership the bank has not foreclosed on the underlying mortgage, therefore the real estste remains on the books at net book value.

(3) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result these assets have been fully reserved.


                                  Page 6 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                     Balance Sheet as of 6/30/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

 Liabilities:

     Accounts Payable Trade                                                 750
     Accounts Payable Accrual (Prof Fee's)                                3,988
     Senior Secured Notes - Post-Petition Funding                            --
     Accrued Expenses (1)                                                 5,229
                                                                      ---------

Total Liabilities:                                                        9,967

Liabilities Subject to Compromise:
     Notes Payable (Bank Group Line of Credit at 6/30/02) (2)         $ 103,693
     Accounts Payable Trade                                             102,515
     Accrued Expenses                                                    23,979
     Accrued Fringes                                                      9,151
     Senior Secured Notes Payable                                       159,533
     Other Long term Liabilities                                         11,301
     Mortgage Loans Payable                                              19,454
     Capitalized Lease Obligations                                        1,134
                                                                      ---------
Total Liabilities Subject to Compromise:                                430,760

 Stockholders' Equity
     Common Stock                                                         1,605
     Additional paid in capital                                          66,252
     Retained Earnings                                                 (197,358)
     Current Earnings                                                  (169,047)
                                                                      ---------
            Total Stockholders Equity                                  (298,548)

                                                                      ---------
     Total Liabilities and Stockholders Equity                        $ 142,179
                                                                      =========

Notes:

(1)   See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                          Summary of Postpetition Taxes

====================================================================================================================================
                                         Beginning Tax  Amount Withheld                                   Check No.       Ending Tax
                                           Liability      or Accrued      Amount Paid    Date Paid (1)    or EFT (1)      Liability
====================================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                $       --       $ 57,471       $ 57,471       See Notes       See Notes       $       --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                    --         27,437         27,437       See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                    --         27,437         27,437       See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --             94             94       See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Income                                             --             --             --                                               --
------------------------------------------------------------------------------------------------------------------------------------
Other:  Corporate (2)                          17,700             --             --                                           17,700
------------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                     $   17,700       $112,439       $112,439                                       $   17,700
------------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                $       --       $ 20,583       $ 20,583       See Notes       See Notes       $       --
------------------------------------------------------------------------------------------------------------------------------------
Sales                                              --             --             --                                               --
------------------------------------------------------------------------------------------------------------------------------------
Excise                                             --             --             --                                               --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --          1,392          1,392       See Notes       See Notes               --
------------------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)          1,801,919        106,000        316,447                                        1,591,472
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                                  --             --             --                                               --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                             --            145            145       See Notes       See Notes               --
====================================================================================================================================
   Total State and Local                   $1,801,919       $128,120       $338,567                                       $1,591,472
====================================================================================================================================
Total Taxes                                $1,819,619       $240,559       $451,006                                       $1,609,172
====================================================================================================================================

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 6/7/02, 6/14/02, 6/21/02, and 6/28/02. Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2)   Taxes are estimated.

                      Summary of Unpaid Postpetition Debts

====================================================================================================================================
                                                                                         Number of Days Past Due
                                                                     ===============================================================
                                                      Current           0 - 30       31 - 60     61 - 90     Over 90         Total
====================================================================================================================================
Accounts Payable                                        $  750,000    $       --    $     --    $     --    $       --    $  750,000
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                   --            --          --          --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                              154,000       154,000     154,000     154,000       993,172     1,609,172
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building (1)                      To Be Determined            --          --          --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment (1)                     To Be Determined            --          --          --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                827,000            --          --          --            --       827,000
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured Notes  - Post-Petition Funding                   --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                        3,988,000            --          --          --            --     3,988,000
------------------------------------------------------------------------------------------------------------------------------------
Medical Insurance Claims                                 1,837,000                                                         1,837,000
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                         --            --          --          --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Payable                                   65,000        65,000      65,000      65,000       521,000       781,000
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                     174,431            --          --          --            --       174,431
====================================================================================================================================
Total Postpetition Debts                                $7,795,431    $  219,000    $219,000    $219,000    $1,514,172    $9,966,603
====================================================================================================================================

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.


Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 8 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                  Accounts Receivable Reconciliation And Aging


=====================================================================================
Accounts Receivable Reconciliation (1)                                       Amount
=====================================================================================
Total Accounts Receivable at the beginning of the reporting period       $ 13,393,837
-------------------------------------------------------------------------------------
+ Amounts billed during the period                                            829,655
-------------------------------------------------------------------------------------
- Amounts collected during the period                                       1,878,016
-------------------------------------------------------------------------------------
- Prior period reserve adj                                                         --
-------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period             $ 12,345,476
=====================================================================================

=====================================================================================
Accounts Receivable Aging                                                    Amount
=====================================================================================
0 - 30 days old                                                          $    485,109
-------------------------------------------------------------------------------------
31 - 60 days old                                                              916,833
-------------------------------------------------------------------------------------
61 - 90 days old                                                            2,588,248
-------------------------------------------------------------------------------------
91+ days old                                                               31,822,286
-------------------------------------------------------------------------------------
Total Accounts Receivable                                                  35,812,476
-------------------------------------------------------------------------------------
Bad Debt Reserve                                                          (23,467,000)
-------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                $ 12,345,476
=====================================================================================

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


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


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 6/01/02 - 6/30/02

                              Debtor Questionnaire

================================================================================
Must be completed each month                                    Yes         No
================================================================================
1.  Have any assets been sold or transferred outside
the normal course of business this reporting period?
If yes, provide an explanation below.                            X
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other
than a debtor in possession account this reporting period?
If yes, provide an explanation below.                                       X
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?
If no, provide an explanation below.                                        X
--------------------------------------------------------------------------------
4. Are workers compensation, general liability and other
necessary insurance coverages in effect? If no, provide
an explanation below.                                            X
--------------------------------------------------------------------------------

Notes:

A) During the month of June the Debtor completed the sale of substanially all the assets of its subsidiaries American Tissue Mills of New York, Inc., American Tissue Mills of Oregon, Inc., and Grand LLC.

B) The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


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